Exhibit 32.2

CHIEF FINANCIAL OFFICER’S CERTIFICATION
REQUIRED UNDER SECTION 906 OF
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of PanAmerican Bancorp (the “Company”) on Form 10-QSB for the period ended September 30, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, Robert Nichols, Chief Financial Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 10, 2004

/s/ Robert Nichols

Robert Nichols

Chief Financial Officer